                                                                   Exhibit 10.15

                                WARRANT AGREEMENT

                            Dated as of June 27, 2002

                                  by and among

                            PCA INTERNATIONAL, INC.,

                         GS MEZZANINE PARTNERS II, L.P.,

                                       and

                     GS MEZZANINE PARTNERS II OFFSHORE, L.P.

                                WARRANT AGREEMENT

                               TABLE OF CONTENTS*

                                                                                                                Page

SECTION 1.          Certain Definitions ......................................................................... 1

SECTION 2.          Warrant Certificates ........................................................................ 3

SECTION 3.          Issuance of Warrants ........................................................................ 3

SECTION 4.          Execution of Warrant Certificates ........................................................... 4

SECTION 5.          Registration ................................................................................ 4

SECTION 6.          Registration of Transfers and Exchanges ..................................................... 4

SECTION 7.          Terms of Warrants; Exercise of Warrants ..................................................... 6

SECTION 8.          Payment of Taxes ............................................................................ 8

SECTION 9.          Mutilated or Missing Warrant Certificates ................................................... 9

SECTION 10.         Reservations of Warrant Shares .............................................................. 9

SECTION 11.         Adjustment of Number of Warrant Shares ...................................................... 9

(a)      Adjustments for Change in Preferred Stock ............................................................. 10

(b)      Adjustments for Change in Common Stock ................................................................ 10

(c)      Adjustment for Rights Issue ........................................................................... 11

(d)      Adjustments for Issuances ............................................................................. 12

(e)      Superseding Adjustment ................................................................................ 13

(f)      Adjustment for Other Distributions .................................................................... 14

(g)      Fair Market Value ..................................................................................... 15

(h)      No Amendments ......................................................................................... 15

(i)      Voluntary Increases ................................................................................... 15

(j)      When De Minimis Adjustment May Be Deferred ............................................................ 15

(k)      Consolidation, Merger, Reorganization or Recapitalization of the Company .............................. 16

(l)      Consideration Received ................................................................................ 16

(m)      When Issuance or Payment May Be Deferred .............................................................. 17

(n)      Form of Warrants ...................................................................................... 17

(o)      Adjustment in Exercise Price .......................................................................... 17

(p)      No Dilution or Impairment ............................................................................. 17

SECTION 12.         Valuation by Independent Financial Advisor ................................................. 18

---------------------
* This Table of Contents does not constitute a part of this Agreement or have any bearing upon the interpretation of any of its terms or provisions.

SECTION 13.         Fractional Interests ....................................................................... 18

SECTION 14.         Notices to Warrant Holders; Rights of Warrant Holders ...................................... 19

SECTION 15.         Notices .................................................................................... 20

SECTION 16.         Supplements and Amendments ................................................................. 21

SECTION 17.         Successors ................................................................................. 21

SECTION 18.         Termination ................................................................................ 21

SECTION 19.         Governing Law .............................................................................. 21

SECTION 20.         Benefits of This Agreement ................................................................. 21

SECTION 21.         Headings ................................................................................... 21

SECTION 22.         Submission to Jurisdiction ................................................................. 22

SECTION 23.         Waiver of Jury Trial ....................................................................... 22

SECTION 24          Service of Process ......................................................................... 22

SECTION 25.         Counterparts ............................................................................... 22




EXHIBIT A-1       Form of Common Warrant Certificate

EXHIBIT A-2       Form of Preferred Warrant Certificate

EXHIBIT A-3       Form of Election to Purchase

EXHIBIT A-4       Form of Notice of Conversion

EXHIBIT B         Form of Transfer

SCHEDULE A        Issuance of Warrant Shares

                  WARRANT AGREEMENT, dated as of June 27, 2002, among PCA International, Inc., a North Carolina corporation (the "Company"), GS Mezzanine Partners II, L.P., a Delaware limited partnership ("GS Mezzanine"), and GS Mezzanine Partners II Offshore, L.P., an exempted limited partnership organized under the laws of the Cayman Islands ("GS Offshore" and, together with GS Mezzanine, the "Purchasers").

                                    RECITALS

                  WHEREAS, the Company and the Purchasers have entered into a Purchase Agreement, dated as of June 27, 2002 (as amended, supplemented or modified from time to time) (the "Purchase Agreement"), pursuant to which the Company has agreed to issue and sell to the Purchasers (a) $30,000,000 aggregate principal amount of 16.5% Senior Subordinated Notes due 2010 (the "Company Notes"); (b) warrants (such warrants and all warrants issued in exchange, substitution or replacement therefor, the "Common Warrants") to purchase up to an aggregate of 52,460 shares of Common Stock, par value $.20 per share, of the Company (the "Common Stock") (subject to adjustment as provided in Section 11), exercisable at any time, at an exercise price of $0.01 per share (the shares issuable on exercise of the Common Warrants being herein called the "Common Warrant Shares"); and (c) warrants (such warrants and all warrants issued in exchange, substitution or replacement therefor, the "Preferred Warrants" and, together with the Common Warrants, the "Warrants") to purchase up to an aggregate of 287 shares of Series A Convertible Preferred Stock, par value $10 per share of the Company (the "Preferred Stock"), exercisable at any time, at an exercise price of $0.01 per share (the shares issuable on exercise of the Preferred Warrants being herein called the "Preferred Warrant Shares," and, together with the Common Warrants Shares, the "Warrant Shares");

                  WHEREAS, (a) the Common Warrants and the Preferred Warrants are sometimes referred to herein as a "class" of Warrants and (b) Common Warrant Shares and the Preferred Warrant Shares are sometimes referred to herein as a "class" of Warrant Shares. The Warrants will at the Closing (as defined in the Purchase Agreement) represent the right to acquire up to (a) 1.875% of the outstanding Common Stock, assuming the exercise of all options and warrants to purchase Common Stock, but excluding any conversion of Preferred Stock into Common Stock (subject to adjustment as provided in Section 11) and (b) 1.875% of the outstanding Preferred Stock (subject to adjustment as provided in Section
11);

                  WHEREAS, the parties hereto desire to enter into this Agreement in order to set forth the terms and conditions of the Warrants;

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                  SECTION 1.        Certain Definitions.

                  As used in this Agreement, the following capitalized terms will have the respective meanings:

                  "Agreement" and all references thereto means this Agreement as it may from time to time be amended, supplemented or modified.

                  "Applicable Share" shall have the meaning set forth in Section 11(f).

                  "Board" means the Board of Directors of the Company.

                  "Business Day" means any day other than a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, or other day on which (i) commercial banks in the City of New York are not authorized by law to close or (ii) the New York Stock Exchange is not open for trading.

                  "Commission" means the Securities and Exchange Commission.

                  "Common Exercise Rate" shall have the meaning set forth in
Section 11.

                  "Common Stock" shall have the meaning set forth in the Recitals.

                  "Common Warrants" shall have the meaning set forth in the Recitals.

                  "Common Warrant Shares" shall have the meaning set forth in the Recitals.

                  "Company" shall have the meaning set forth in the preamble to this Agreement.

                  "Company Notes" shall have the meaning set forth in the Recitals.

                  "Conversion Right" shall have the meaning set forth in Section 7.

                  "Credit Agreement" shall have the meaning assigned to such term in the Purchase Agreement.

                  "Exercise Price" shall have the meaning set forth in Section
7.

                  "Exercise Rate" shall have the meaning set forth in Section
11.

                  "Fair Market Value" shall have the meaning set forth in
Section 11(g).

                  "GS Mezzanine" shall have the meaning set forth in the preamble to this Agreement.

                  "GS Offshore" shall have the meaning set forth in the preamble to this Agreement.

                  "Independent Financial Advisor" shall have the meaning set forth in Section 12.

                  "Interest Payment Date" shall have the meaning set forth in the Purchase Agreement.

                  "Person" means any individual, corporation, partnership, limited liability company, association, joint venture, trust, unincorporated organization, government or any agency or political subdivision thereof or other entity.

                  "Preferred Exercise Rate" shall have the meaning set forth in
Section 11.

                  "Preferred Stock" shall have the meaning set forth in the Recitals.

                  "Preferred Warrants" shall have the meaning set forth in the Recitals.

                  "Preferred Warrant Shares" shall have the meaning set forth in the Recitals.

                  "Purchase Agreement" shall have the meaning set forth in the Recitals.

                  "Purchasers" shall have the meaning set forth in the preamble to this Agreement.

                  "Register Office" shall have the meaning set forth in
Section 6.

                  "Stock" shall have the meaning set forth in Section 11.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or controller of the Company.

                  "Stockholders Agreement" shall have the meaning set forth in
Section 6.

                  "Transaction" shall have the meaning set forth in Section
11(j).

                  "Transfer Agent" shall have the meaning set forth in
Section 10.

                  "Transfer Notice" shall have the meaning set forth in
Section 6.

                  "Value Report" shall have the meaning set forth in Section 12.

                  "Warrant holder(s)" or "holders of Warrant certificates" means, in each case, registered holders of Warrant certificates.

                  "Warrants" shall have the meaning set forth in the Recitals.

                  "Warrant Shares" shall have the meaning set forth in the Recitals.

                  SECTION 2.        Warrant Certificates

                  The Common Warrant certificates to be issued and delivered pursuant to this Agreement shall be in registered form only and shall be substantially in the form set forth in Exhibit A-1 attached hereto. The Preferred Warrant certificates to be issued and delivered shall be in registered form only and shall be substantially in the form set forth in Exhibit A-2 attached hereto.

                  SECTION 3.        Issuance of Warrants

                  The Company, simultaneously with the Closing (as defined in the Purchase Agreement), shall deliver to each Purchaser (a) duly executed Common Warrant certificates registered in the name of each Purchaser for the purchase of the number of Common Warrant

Shares set forth opposite the name of such Purchaser on Schedule A to this Agreement and (b) duly executed Preferred Warrant certificates registered in the name of each Purchaser for the purchase of the number of Preferred Warrant Shares set forth opposite the name of such Purchaser on Schedule A to this Agreement.

                  SECTION 4.        Execution of Warrant Certificates

                  Warrant certificates of each class evidencing Warrants of such class (each Common Warrant to purchase initially one share of Common Stock and each Preferred Warrant to purchase initially one share of Preferred Stock) shall be duly executed, on the date of the Closing, by the Company and delivered to the registered holders of the Warrants in accordance with the provisions of
Section 3. Warrant certificates shall be signed on behalf of the Company by its Chairman of the Board, or its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant certificates and, for that purpose, the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant certificates shall be delivered or disposed of such Person shall have ceased to hold such office. In case any officer of the Company who shall have signed any of the Warrant certificates shall cease to be such officer before such Warrant certificates shall have been delivered or disposed of by the Company, such Warrant certificates nevertheless may be delivered or disposed of as though such Person had not ceased to be such officer of the Company. Any Warrant certificate may be signed on behalf of the Company by any Person who, at the actual date of the execution of such Warrant certificate, shall be a proper officer of the Company to sign such Warrant certificate, although at the date of the execution of this Agreement any such Person was not such an officer.

                  SECTION 5.        Registration

                  The Company shall number and register the Warrant certificates in a register as they are issued by the Company. The Company may deem and treat the registered holder(s) of the Warrant certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone), for all purposes, and the Company shall not be affected by any notice to the contrary.

                  SECTION 6.        Registration of Transfers and Exchanges

                  The Company shall cause to be kept at its principal office (the "Register Office") a register in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Warrant certificates of each class and of transfers or exchanges of Warrant certificates of each class at the Warrant holder's option. The Company shall promptly register the transfer of any outstanding Warrant certificates of any class upon the records to be maintained by it for that purpose, upon surrender thereof. Upon any such registration of transfer, a new Warrant certificate of the same class shall be issued to the transferee(s) and the surrendered Warrant certificate shall be canceled by the Company. Canceled Warrant certificates shall thereafter be disposed of in a manner satisfactory to the Company in accordance with any applicable laws. Whenever any Warrant certificates of a class are surrendered for exchange, the Company shall execute and deliver the Warrant certificates of the same class that the Warrant holder making the exchange is entitled to receive. All Warrant certificates issued upon any registration of transfer or exchange of Warrant certificates shall be the valid obligations of the Company, evidencing the same class of Warrants, the same obligations, and entitled to the same benefits under this Agreement, as the Warrant certificates surrendered for such registration of transfer or exchange. Every Warrant certificate surrendered for registration of transfer or exchange shall (if so required by the Company) be duly endorsed, or be accompanied by a written instrument of transfer in the form of Exhibit B attached hereto, duly executed by the Warrant holder or its attorney duly authorized in writing. No service charge will be made for any registration of transfer or exchange upon surrender of Warrant certificates or any issuance of Warrant certificates pursuant to
Section 3 or this Section 6, but the Company may require payment of a sum sufficient to cover any stamp or other governmental charge or tax which may be imposed in connection with any such transfer or exchange. Any Warrant certificate when duly endorsed in blank (with signature guaranteed) shall be deemed negotiable. The holder of any Warrant certificate duly endorsed in blank may be treated by the Company and all other Persons dealing therewith as the absolute owner thereof for any purpose and as the Person entitled to exercise the rights represented thereby, or to the transfer thereof on the register of Warrants maintained by the Company, any notice to the contrary notwithstanding; but until such transfer on such register, the Company may treat the registered Warrant holder as the owner for all purposes. In addition to any other legend which may be required by applicable law, each Warrant certificate representing Warrants and each certificate representing Warrant Shares issued upon exercise of the Warrant shall have endorsed, to the extent appropriate, upon its face the following words:

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND OTHER JURISDICTIONS.

               THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDERS AGREEMENT OF PCA INTERNATIONAL, INC. (THE "COMPANY") DATED JUNE 27, 2002 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), COPIES OF WHICH MAY BE OBTAINED


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


               FROM THE COMPANY. NO TRANSFER OF SUCH SECURITIES
               WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS
               ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE
               TERMS OF THE STOCKHOLDERS AGREEMENT.

                  Prior to any transfer or attempted transfer of any Warrants, the holder of such Warrants shall give 10 days' prior written notice (a "Transfer Notice") to the Company of such holder's intention to effect such transfer, describing the manner and circumstances of the proposed transfer, and, if requested by the Company, obtain from counsel to such holder, who shall be reasonably satisfactory to the Company, an opinion that the proposed transfer of such Warrants may be effected without registration under the Securities Act, unless such requirement is waived by the Company. After receipt of the Transfer Notice and opinion (unless waived by the Company), the Company shall, within five days thereof, so notify the holder of such Warrants and such holder shall thereupon, subject to compliance with the other restrictions on transfer contained herein, be entitled to transfer such Warrants, in accordance with the terms of the Transfer Notice. Each Warrant issued upon such transfer shall bear the restrictive legend with respect to the Securities Act set forth above, unless, in the opinion of counsel to such holder (which opinion must be addressed to the Company and be reasonably satisfactory to the Company and its counsel), such legend is not required in order to ensure compliance with the Securities Act. The holder of the Warrants giving the Transfer Notice shall not be entitled to transfer such Warrants until receipt of notice from the Company under this Section 6.

                  In addition to the transfer restrictions set forth in the preceding paragraph, no Warrants may be transferred in violation of the Stockholders Agreement of the Company, dated as of June 27, 2002, by and between the Company and the parties signatory thereto (the "Stockholders Agreement"), as long as it remains in effect. So long as the Stockholders Agreement remains in effect, each transferee of any Warrant, as a condition to such transfer, shall become a party to the Stockholders Agreement and agree to be bound by its terms. Each Warrant issued upon such transfer shall bear the restrictive legend with respect to the Stockholders Agreement set forth above, unless the Stockholders Agreement shall terminate in accordance with its terms.

                  SECTION 7.        Terms of Warrants; Exercise of Warrants

                  Subject to the terms of this Agreement, the Common Warrants may be exercised at any time after the date hereof and on or prior to June 27, 2010 and the Preferred Warrants may be exercised at any time after the completion of the filings required by Section 10 of this Agreement and prior to June 27, 2010. Each Common Warrant, when exercised in accordance with the terms hereof and upon payment in cash (or by tendering the Company Notes, as provided in the next succeeding paragraph) of the exercise price of $0.01 per share of Common Stock (the "Common Exercise Price") will entitle the holder thereof to acquire from the Company (and the Company shall issue to such holder of a Warrant) one fully paid and nonassessable share of Common Stock of the Company's authorized but unissued shares of Common Stock (subject to adjustment as provided in Section 11). Each Preferred Warrant, when exercised in accordance with the terms hereof and upon payment in cash (or by tendering the Company Notes, as provided in the next succeeding paragraph) of the exercise price of $0.01 per share of Preferred Stock (the "Preferred Exercise Price;" the Common Exercise Price and the Preferred Exercise Price are each sometimes referred to herein as the "Exercise Price") will entitle the holder thereof to acquire from the Company (and the Company shall issue to such holder of a Warrant) one fully paid and nonassessable share of Preferred Stock of the Company's authorized but unissued shares of Preferred Stock (subject to adjustment as provided in Section
11). No distribution shall be made to a holder of Warrant Shares of any class issuable upon the exercise of Warrants of the corresponding class unless such holder was, as of the record date for the declaration of such distribution, the record holder of such Warrant Shares.

                  A Warrant of a class may be exercised upon surrender to the Company at the Register Office of the certificate or certificates evidencing the Warrants of such class to be exercised with the form of election to purchase on the reverse thereof duly filled in and signed, together with payment to the Company of the Exercise Price for each Warrant Share issuable upon the exercise of such Warrant. To the extent any holder of a Warrant surrenders with such Warrant any Company Note then held by such holder, such holder shall be deemed to have paid that portion of the aggregate Exercise Price for all Warrant Shares then exercised in the amount equal to 100% of that portion of the face amount of such Company Note, which the holder thereof directs the Company to accept as payment of such aggregate Exercise Price, which Company Note shall be cancelled and not reissued. To the extent the face amount of such tendered Company Notes is greater than the aggregate amount of the Exercise Price for all Warrant Shares then exercised paid by surrender thereof, the Company shall deliver a new Company Note to the tendering holder thereof, in accordance with the provisions of the Purchase Agreement, dated the date of the original issuance of the tendered Company Notes, in the face amount equal to the amount not so applied to payment of such aggregate Exercise Price. In the event of an issuance of the Warrant Shares pursuant to the exercise of the Warrants by any holder, the Company shall pay, on the next Interest Payment Date, all accrued and unpaid cash interest on the principal of any Company Notes of such holder cancelled pursuant to this paragraph up to but excluding the date of such issuance.

                  In lieu of payment of the Exercise Price pursuant to the preceding paragraph, the Warrant holder shall have the right to require the Company to convert the Warrants of a class, in whole or in part and at any time or times (the "Conversion Right"), into Warrant Shares issuable upon the exercise of such Warrant by surrendering to the Company the certificate or certificates evidencing the Warrant to be converted with the form of notice of conversion on the reverse thereof duly filled in and signed. Upon exercise of the Conversion Right, the Company shall deliver to the Warrant holder (without payment by the holder of the Warrant of any Exercise Price) that number of Warrant Shares of the appropriate class which is equal to the quotient obtained by dividing (x) the value of the number of Warrants being exercised at the time the Warrants are exercised (determined by subtracting the aggregate Exercise Price for all such Warrants immediately prior to the exercise of the Warrants from the aggregate Fair Market Value (determined pursuant to Section 11(g)) of that number of Warrant Shares purchasable upon exercise of such Warrants immediately prior to the exercise of such Warrants (taking into account all applicable adjustments pursuant to Section 11) by (y) the Fair Market Value of one share of Common Stock or one share of Preferred Stock, as applicable, immediately prior to the exercise of such Warrants.

                  Subject to the provisions of Section 8, upon surrender of the Warrant certificate of any class of certificates, the Company shall issue and deliver within five (5) Business Days after receipt of an Election to Purchase (in the form of Exhibit A-3) or a Notice of Conversion (in the form of Exhibit A-4), to or upon the written order of the Warrant holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of Warrant Shares issuable upon the exercise of such Warrant or other securities or property to which such holder is entitled hereunder upon the exercise of such Warrants, including, at the Company's option, any cash payable in lieu of fractional interests as provided in Section 13. Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price. The Company may issue fractional shares of Common Stock or Preferred Stock upon exercise of any Warrants in accordance with Section 13.

                  The Warrants of each class shall be exercisable, at the election of the holders thereof, either in full or from time to time in part and, in the event that a certificate evidencing Warrants of any class is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time, a new certificate evidencing the remaining Warrant or Warrants of such class will be issued, and the Company will duly execute and deliver the required new Warrant certificate or certificates pursuant to the provisions of Section 4 and this Section 7.

                  If the Company proposes to conduct an initial public offering of any Common Stock, the Company shall give written notice thereof to each of the registered holders of the Warrant certificates at the address appearing on the Warrant register, not more than 20 Business Days after the filing of a registration statement with the Commission and then shall give written notice of the date of anticipated closing of the initial public offering, not less than five Business Days prior thereto. Warrants holders may exercise any Warrants following receipt of such notice, and prior to closing of the initial public offering, contingent on and effective simultaneously with the closing of the initial public offering. Any Warrants not exercised pursuant to this Section 7 prior to closing of the initial public offering will expire immediately following such closing.

                  All Warrant certificates surrendered upon exercise of Warrants shall be canceled by the Company. Such canceled Warrant certificates shall then be disposed of in a manner satisfactory to the Company and in accordance with any applicable law. The Company shall account promptly in writing with respect to Warrants exercised and all monies received for the purchase of the Warrant Shares through the exercise of such Warrants. In the event that the Company shall purchase or otherwise acquire Warrants, the Company may elect to have the Warrants canceled and retired. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the registered Warrant holders during normal business hours and upon reasonable notice at the Register Office.

                  SECTION 8.        Payment of Taxes

                  The Company will pay all stamp and other issuance taxes and other governmental charges attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided, however, that the Company shall not be required to pay any such taxes or charges which may be payable in respect of any transfer involved in the issue of any Warrant certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such taxes or charges or shall have established to the satisfaction of the Company that such taxes or charges have been paid.

                  SECTION 9.        Mutilated or Missing Warrant Certificates

                  In case any of the Warrant certificates shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of such mutilated Warrant certificate, or in lieu of and substitution for such Warrant certificate lost, stolen or destroyed, a new Warrant certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to the Company of such loss, theft or destruction of such Warrant certificate and indemnity and security therefor, if requested, also satisfactory (provided that if the Warrant holder is a Purchaser or another Warrant holder with a net worth of at least $50,000,000 such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory) to the Company. Applicants for such substitute Warrant certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                  SECTION 10.       Reservations of Warrant Shares

                  The Company will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock, its Common Stock held in its treasury, and its authorized but unissued Preferred Stock shares for the purpose of enabling it to satisfy any obligation to issue Common Warrant Shares and Preferred Warrant Shares upon exercise of Common Warrants and Preferred Warrants, respectively, the maximum number of shares of Common Stock and Preferred Stock, respectively, which would then be deliverable upon the exercise of all outstanding Warrants of the relevant class if all such outstanding Warrants were then exercisable.

                  The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants have been duly authorized and will, upon a valid exercise of Warrants and payment of the relevant Exercise Price or upon the exercise of the Conversion Right and issuance, be duly and validly issued, fully paid and nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof; provided, however, that the Preferred Warrant Shares will not be reserved (or entitled to the underlying Preferred Warrant Shares upon exercise) until the filing of an amendment to the Company's articles of incorporation with the North Carolina Secretary of State which the Company covenants to accomplish as soon as practicable, subject to compliance with applicable statutory notice requirements.

                  SECTION 11.       Adjustment of Number of Warrant Shares


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

                  Each Common Warrant will initially be exercisable by the holder thereof into one share of Common Stock at the Common Exercise Price. Each Preferred Warrant will initially be exercisable by the holder thereof into one share of Preferred Stock at the Preferred Exercise Price. The number of Common Warrant Shares that may be purchased upon the exercise of each Common Warrant (the "Common Exercise Rate") and the number of Preferred Warrant Shares that may be purchased upon the exercise of each Preferred Warrant (the "Preferred Exercise Rate") will each be subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. Anything herein to the contrary notwithstanding, if at any time all of the outstanding shares of Preferred Stock (other than shares issued upon exercise of the Preferred Warrants) have been converted into Common Stock, then (1) the Preferred Warrants shall only be exercisable for the shares of Common Stock underlying the Preferred Stock into which the Preferred Warrants could have been converted as of the date of such conversion, and (2) any Preferred Stock theretofore issued upon exercise of Preferred Warrants shall immediately be converted into Common Stock by the holder thereof.

                  (a)      Adjustments for Change in Preferred Stock

                  If at any time after the date of this Agreement the Company subdivides its outstanding shares of Preferred Stock into a greater number of shares or combines its outstanding shares of Preferred Stock into a smaller number of shares, then the Preferred Exercise Rate in effect immediately prior to such action shall be proportionately adjusted upon occurrence of such event so that the holder of any Preferred Warrant thereafter exercised may receive the aggregate number and kind of shares of equity of the Company which such holder would have owned immediately following such action if such Preferred Warrant had been exercised immediately prior to such action. If upon exercise of a Preferred Warrant after an adjustment to the Preferred Exercise Rate pursuant to this
Section 11(a), the holder of such Preferred Warrant may receive shares of two or more classes or series of equity of the Company, the exercise rights and the Preferred Exercise Rate of each class of equity shall thereafter be subject to further adjustment on terms comparable to those applicable to Stock in this
Section 11(a). The adjustment pursuant to this Section 11(a) shall be made successively each time that either event listed above shall occur.

                  (b)      Adjustments for Change in Common Stock

                  For purposes of this Section 11, "Stock" means, for purposes of determining the Common Exercise Rate, the Common Stock and any other equity of the Company into or for which such Common Stock are converted or exchanged in connection with an initial public offering or pursuant to any merger, consolidation, or recapitalization involving the Company, in each case, for which the Common Warrants may be exercised and where, as a result of this definition, the term refers to more than one class of securities, the adjustment provisions of this Section 11 shall be equitably adjusted to achieve as nearly as practicable the intended result as evidenced by the text of such adjustment provisions. Each will be subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11.

                  If at any time after the date of this Agreement the Company:

                           (1) pays a dividend or makes a distribution on its Stock exclusively in shares of its Stock;

                           (2) subdivides its outstanding shares of Stock into a greater number of shares;

                           (3) combines its outstanding shares of Stock into a smaller number of shares;

                           (4) issues by reclassification of its Stock any equity of the Company (other than any such event for which an adjustment is made pursuant to another clause of this Section
                                    11); or

                           (5) pays a dividend or makes a distribution on its Stock in shares of its equity other than Stock;

then the Common Exercise Rate in effect immediately prior to such action shall be proportionately adjusted upon occurrence of such event so that the holder of any Common Warrant thereafter exercised may receive the aggregate number and kind of shares of equity of the Company which such holder would have owned immediately following such action if such Common Warrant had been exercised immediately prior to such action. If upon exercise of a Common Warrant after an adjustment to the Common Exercise Rate pursuant to clauses (4) or (5) of this
Section 11(b), the holder of such Warrant may receive shares of two or more classes or series of equity of the Company, the exercise rights and the Common Exercise Rate of each class of equity shall thereafter be subject to further adjustment on terms comparable to those applicable to Stock in this Section 11. The adjustment pursuant to this Section 11(b) shall be made successively each time that any event listed in this Section 11(b) above shall occur.

                  (c)      Adjustment for Rights Issue

                  In case the Company shall issue to all holders of Stock, or shall make a dividend or other distribution on the Stock consisting exclusively of rights, options or warrants entitling the holders thereof to subscribe for or purchase Stock or securities convertible into or exchangeable for Stock at a price per share (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total consideration payable to the Company upon exercise, conversion or exchange of such rights, options, warrants or convertible or exchangeable securities, by (y) the total number of shares of such class or series of Stock issuable upon the exercise or conversion of such rights, options, warrants or convertible or exchangeable securities, to the extent such convertible or exchangeable securities are outstanding at the Closing Date) less than the Fair Market Value (determined as provided in paragraph (g) of this Section 11) on the date fixed for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities, the number of Common Warrant Shares for which each Common Warrant may be exercised shall be determined (and the Common Exercise Rate shall be appropriately adjusted) by multiplying the number of Common Warrant Shares issuable upon exercise of such Common Warrant immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such rights, options, warrants, or convertible or exchangeable securities, by a fraction (not less than one) of which the numerator shall be the number of shares of Stock outstanding immediately after giving effect to such dividend or other distribution (and assuming that such rights, options, warrants or convertible or exchangeable securities had been fully exercised or converted, as the case may be) and the denominator of which shall be the number of shares of Stock outstanding at the close of business on the date fixed for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities plus the number of shares of Stock determined by dividing the aggregate consideration that would be received by the Company for the additional shares of Stock to be issued, purchased or subscribed for upon exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities by the Fair Market Value (determined as provided in paragraph (g) of this Section 11) on the date fixed for the determination of shareholders entitled to receive such rights, options, warrants or convertible or exchangeable securities; provided, however, that no further adjustment to the number of Common Warrant Shares shall be made upon the subsequent issue or sale of Stock pursuant to such rights, options, warrants or convertible or exchangeable securities. For the purposes of this subsection (c), the number of shares of Stock at any time outstanding shall include shares issuable in respect of scrip certificates issued in lieu of fractions of Stock.

                  This subsection (c) does not apply to rights, options and warrants of the type described in the previous paragraph issued to Persons in a bona fide public offering.

                  (d)      Adjustments for Issuances

                  In case the Company shall issue Stock or rights, options or warrants entitling the holders thereof to subscribe for or purchase Stock or securities convertible into or exchangeable for Stock for a consideration per share of Stock (determined in the case of such rights, options, warrants or convertible or exchangeable securities, by dividing (x) the total amount receivable by the Company in consideration of the sale and issuance of such rights, options, warrants or convertible or exchangeable securities, plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (y) the total number of shares of Stock issuable upon the exercise or conversion of such rights, options, warrants or convertible or exchangeable securities) less than the Fair Market Value (determined as provided in paragraph
(g) of this Section 11), the number of Common Warrant Shares for which each Common Warrant may be exercised shall be determined (and the Common Exercise Price shall be appropriately adjusted) by multiplying the number of Common Warrant Shares issuable immediately prior to the close of business on the date on which the Company fixes the offering price of such additional shares by a fraction (not less than one) of which the numerator shall be the number of shares of Stock outstanding immediately after giving effect to such issuance (and assuming, in the case of rights, options, warrants or convertible or exchangeable securities that such rights, options, warrants or convertible or exchangeable securities had been fully exercised or converted, as the case may
be) and the denominator of which shall be the number of shares of Stock outstanding at the close of business on the date on which the Company fixes the offering price of such additional shares plus a number of shares of Stock determined by dividing the aggregate consideration received by or payable to the Company for the additional shares of Stock so issued or sold or to be issued, purchased or subscribed for upon exercise of such rights, options or warrants or upon conversion or exchange of such convertible or exchangeable securities by the Fair Market Value (determined as provided in paragraph (g) of this Section
11) on the date on which the Company
fixes the offering price of such additional shares; provided that, in the event that the Company issues equity securities in connection with the issuance of debt securities, the allocation of the purchase price shall be determined in good faith by the Board. The increase in the number of Common Warrant Shares provided for in the preceding sentence shall not apply in connection with (i) the issuance of securities in transactions described in paragraphs (b) or (c) of this Section 11 or pursuant to the exercise, exchange or conversion of any such securities issued under this paragraph (d); (ii) the issuance of Stock or other equity securities of the Company in any merger or other acquisition of a business approved by the Board; (iii) the issuance of Stock or Stock equivalents in a bona fide underwritten public offering; (iv) the issuance of Stock upon the exercise of warrants or options to purchase stock or the conversion or exchange of other securities convertible or exchangeable for stock; (v) the issuance of options or rights to acquire Stock or Stock equivalents (including, without limitation, pursuant to the exercise of such options or rights) to officers, employees or directors of the Company pursuant to a stock option plan or other employee benefit arrangement adopted by the Board, provided that the number of Stock equivalents exempted pursuant to this clause (v) shall not exceed 250,000 shares of Stock (appropriately adjusted for stock splits, combinations and the like); or (vi) the issuance of options or rights to acquire Stock or Stock equivalents (including, without limitation, pursuant to the exercise of such options or rights) to (1) lessors, financial institutions or similar entities in transactions approved by the Board, the principal purpose of which is not to raise capital through the sale of equity securities, or (2) other Persons primarily for the purpose of joint ventures, technology or other licensing or research and development activities, or other transactions the principal purpose of which is not to raise capital through the sale of equity securities, provided that the number of Stock equivalents exempted pursuant to this clause (vi) shall not exceed 100,000 shares of Stock (appropriately adjusted for stock splits, combinations and the like). In connection with the issuance of Stock or Stock equivalents in any bona fide private placement where (i) debt and equity securities are being issued together or (ii) a combination of equity securities are being issued together, the Board shall, in its good faith judgment, reasonably allocate the aggregate amount of the consideration received between the debt and equity securities issued, respectively.

                  (e)      Superseding Adjustment

                  If, at any time, (x) after any adjustment in the number of shares issuable upon exercise of the Common Warrants shall have been made pursuant to Section 11(c) or 11(d) on the basis of the issuance of rights, options or warrants entitling the holders thereof to subscribe for or purchase Stock or securities convertible into or exchangeable for Stock, or (y) after new adjustments in the number of shares issuable upon exercise of the Common Warrants shall have been made pursuant to this Section 11(e),

                           (i) the right of conversion, exercise or exchange in such rights, options, warrants, or convertible or exchangeable securities shall expire, and the right of conversion, exercise or exchange in respect of any or all of such rights, options or warrants, or convertible or exchangeable securities shall not have been exercised, and/or

                           (ii) the consideration per share for which shares of Stock are issuable pursuant to the terms of such rights, options or warrants, or convertible or exchangeable securities shall be increased or decreased by virtue of provisions therein or by virtue of the conversion rate or exchange rate of such security being changed contained for an automatic increase or decrease in such consideration per share upon the arrival of a specified date or the happening of a specified event or by agreement between the Company and the holders of such securities, such previous adjustment shall be rescinded and annulled. Thereupon, a recomputation shall be made of the effect of such rights, options or warrants, or convertible or exchangeable securities on the basis of

                           (iii) treating the number of shares of Stock, if any, theretofore actually issued or issuable pursuant to the previous exercise of such right of conversion, exercise or exchange as having been issued on the date or dates of such exercise and for the consideration actually received and receivable therefor, and treating the rights, options or warrants, or convertible or exchangeable securities which have expired and shall not have been exercised as if such securities had not been issued, and

                           (iv) with respect to securities as to which the consideration per share of Stock has been changed, treating any such rights, options, warrants or convertible or exchangeable securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease for the consideration per share for which shares of Stock are issuable under such rights, options, warrants or convertible or exchangeable securities, and in each such case, a new adjustment in the number of shares issuable upon exercise of the Common Warrants shall be made, which new adjustment shall supersede the previous adjustment so rescinded and annulled. No adjustment in the number of shares issuable upon exercise of the Common Warrants pursuant to this Section 11(e) shall change the number of or otherwise affect any shares of Stock issued prior to such adjustment upon exercise of the Common Warrants.

                  (f)      Adjustment for Other Distributions

                  In case the Company shall (i) make a dividend or other distribution on the Stock (other than a distribution covered by any of paragraphs (b), (c) or (d) of this Section 11, or (ii) purchase or otherwise acquire for value any shares of Stock, then the number of Common Warrant Shares for which each Common Warrant may be exercised shall be determined by multiplying the number of Common Warrant Shares issuable upon exercise of such Common Warrant immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution on the date of such purchase by a fraction (not less than one) of which the numerator shall be the Fair Market Value (determined as provided in paragraph (g) of this Section 11) on the date fixed for the determination of shareholders entitled to receive such distribution on the date of such purchase and the denominator of which shall be such Fair Market Value minus the result obtained by dividing the aggregate amount of cash and the fair market value of any property distributed or paid to effect such distribution or repurchase, as the case may be, by the number of shares of Stock outstanding immediately prior to the date fixed for the determination of shareholders entitled to receive such distribution on the date of such purchase; provided that, any particular adjustment of the number of Common Warrant

Shares pursuant to this paragraph (f) shall be of no force and effect if the Company pays in respect of a distribution or a purchase which gave rise to such adjustment to each Warrant holder, upon exercise of such Warrant holder's Common Warrant(s), an amount of consideration to which such Warrant holder would have been entitled in connection with such distribution or purchase had such Warrant holder exercised its Common Warrant(s) immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution or the date of such purchase.

                  (g)      Fair Market Value

                  For the purpose of any computation under this Section 11, the fair market value (the "Fair Market Value") per share of Common Stock of the Company (the "Applicable Share") on any date shall be determined in accordance with Section 12.

                  (h)      No Amendments

                  The Company will not, by amendment of the Company's articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Warrant holders thereof against dilution or other impairment. Without limiting the generality of the foregoing, the Company (i) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue Stock on the exercise of the Common Warrants from time to time outstanding and (ii) will not take any action which results in any adjustment of the number of Common Warrant Shares if the total number of shares of Stock issuable after the action upon the exercise of all of the Common Warrants would exceed the total number of shares of Stock then authorized by the Company's articles of organization and available for the purposes of issue upon such exercise.

                  (i)      Voluntary Increases

                  The Company may, but shall not be obligated to, make such increases in the number of Warrant Shares, in addition to those required by paragraphs (b) through (d) of this Section 11, as it considers to be advisable in order that any event treated for United States federal income tax purposes as a dividend of common stock or common stock rights shall not be taxable to the recipients or if that is not possible, to diminish any income taxes that are otherwise payable because of such event; provided that no such adjustment shall be made without the consent of Warrant holders to whom such adjustment will result in adverse tax consequences.

                  (j)      When De Minimis Adjustment May Be Deferred

                  No adjustment in the number of Warrant Shares shall be required unless such adjustment (plus any other adjustments not previously made by reason of this paragraph (i)) would require an increase or decrease of at least 0.5% in the number of Warrant Shares; provided, however, that any adjustments which by reason of this paragraph (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

                  (k) Consolidation, Merger, Reorganization or Recapitalization of the Company

                  In case at any time the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Stock or Preferred Stock not subject to adjustment under any of the paragraphs (a) through (g) of this Section 11) in which the previously outstanding Common Stock or Preferred Stock, as the case may be, shall be converted or changed into or exchanged for different securities of the Company or common stock, preferred stock or other securities of another corporation or interests in a non-corporate entity or other property (including cash) or any combination of the foregoing (each such transaction being herein called a "Transaction"), then, as a condition of the consummation of the Transaction, lawful and adequate provision shall be made so that each holder of a Warrant, upon the exercise thereof at any time on or after the consummation of the Transaction, shall be entitled to receive, and such Warrant of the relevant class shall thereafter represent the right to receive, in lieu of the Common Stock or Preferred Stock, as the case may be, issuable upon such conversion prior to such consummation, the securities, cash or other property to which such holder would have been entitled upon consummation of the Transaction if such holder had exercised such Warrant of the relevant class immediately prior thereto (subject to adjustments from and after the consummation date as nearly equivalent as possible to the adjustments provided for in this Section 11). The Company will not effect any Transaction unless prior to the consummation thereof each corporation or entity (other than the Company) which may be required to deliver any securities or other property upon the exercise of the Warrants as provided herein shall assume, by written instrument delivered to each holder of the Warrants of the relevant class, the obligation to deliver to such holder such securities or other property as in accordance with the foregoing provisions such holder may be entitled to receive, and such corporation or entity shall have similarly mailed or delivered to each holder of the Warrants of the relevant class an opinion of counsel for such corporation or entity, reasonably satisfactory to the holders of a majority of the Warrants of the relevant class then outstanding, which opinion shall state that all of the outstanding Warrants of the relevant class, including, without limitation, the provisions of this
Section 11, shall thereafter continue in full force and effect and shall be enforceable against the Company and/or such corporation or entity in accordance with the terms hereof and thereof, together with such other matters as such holders may reasonably request. The foregoing provisions of this Section 11(k) shall similarly apply to successive mergers, consolidations, sales of assets, liquidations and recapitalizations.

                  (l)      Consideration Received

                  For purposes of any computation respecting consideration received pursuant to this Section 11, the following shall apply:

                           (1) in the case of the issuance of shares of Common Stock or Preferred Stock for cash, the consideration shall be the amount of such cash, provided that in no case shall any deduction be made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith;

                           (2) in the case of the issuance of shares of Common Stock or Preferred Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in accordance with Section 12; and

                           (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, if any, to be received by the Company upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this paragraph (l)).

                  (m)      When Issuance or Payment May Be Deferred

                  In any case in which this Section 11 shall require that an adjustment in the Common Exercise Rate or the Preferred Exercise Rate be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other equity of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other equity of the Company, if any, issuable upon such exercise on the basis of the Exercise Rate and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 13; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Common Warrant Shares, other equity and cash upon the occurrence of the event requiring such adjustment.

                  (n)      Form of Warrants

                  Irrespective of any adjustments in the Common Exercise Price or the Exercise Rate or kind of shares or other assets purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares or other assets as are stated in the Warrants initially issuable pursuant to this Agreement.

                  (o)      Adjustment in Exercise Price

                  Upon each adjustment in the number of Common Warrant Shares for which a Common Warrant is exercisable pursuant to this Section 11, the Common Exercise Price for such Common Warrant shall be adjusted to equal an amount per share of Stock equal to the Common Exercise Price before such adjustment multiplied by a fraction, of which the numerator is the number of Common Warrant Shares for which a Common Warrant is exercisable immediately before giving effect to such adjustment and the denominator of which is the number of Common Warrant Shares for which a Common Warrant is exercisable immediately after giving effect to such adjustment; provided, however, that in no event shall the Common Exercise Price be reduced below the par value (if any) of the Stock for which the Common Warrant is exercisable.

                  (p)      No Dilution or Impairment

                  If any event shall occur as to which the provisions of Section 11 are not strictly applicable but the failure to make any adjustment would adversely affect the purchase rights represented by the Warrants of the relevant class in a way that is contrary to the manifest and essential intent and principles of Section 11, then, in each such case, the Board will, in good faith, make an adjustment on a basis consistent with the essential intent and principles established in Section 11 of this Agreement to preserve, without dilution, such exercise rights. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the holders and shall make the adjustments described therein. The Company will at all times in good faith assist in the carrying out of the terms of this Agreement.

                  SECTION 12.       Valuation by Independent Financial Advisor

                  In the case of transactions with Affiliates exceeding five million dollars ($5,000,000), the Fair Market Value shall be established by the opinion of an independent financial advisor with experience in transactions of comparable size and magnitude (the "Independent Financial Advisor") hired by the Company unless waived by required noteholders. The Company shall fully cooperate with such Independent Financial Advisor in the conduct of the valuation, including making management reasonably available and offering access to the premises of the Company to the Independent Financial Advisor during regular business hours and on reasonable notice. The Company shall be responsible for all compensation of the Independent Financial Advisor appointed.

                  In the case of transactions other than those specified in the immediately preceding paragraph, "Fair Market Value" of the Common Stock or Preferred Stock as of the date of determination shall mean the price that a willing buyer would pay to a willing seller for the Common Stock or Preferred Stock, as the case may be, in an arm's length transaction, it being understood that the buyer and seller in arriving at such price in determining the value of Common Stock or Preferred Stock would each consider, the other factors customarily considered by valuation professionals, as the Board in good faith shall reasonably determine.

                  The Fair Market Value for Common Stock or Preferred Stock or other property, as the case may be, shall be stated in U.S. dollars.

                  SECTION 13. Fractional Interests

                  The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants, although it may do so in its sole discretion. If more than one Warrant of a class shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 13, be issuable upon the exercise of any such Warrants (or specified portion thereof), the Company shall notify the Warrant holder exercising the Warrants in writing of the amount to be paid in lieu of the fraction of a Warrant Share and concurrently shall pay to the Warrant holder an amount in cash equal to the Fair Market Value per Warrant Share of the appropriate class, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole cent.

                  SECTION 14. Notices to Warrant Holders; Rights of Warrant Holders

                  Upon any adjustment of the number of Warrant Shares pursuant to Section 11, the Company shall promptly thereafter (i) file with the Register Office a certificate of the Senior Financial Officer of the Company setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment, upon exercise of a Warrant and (ii) give to each of the registered holders of the Warrant certificates at his or her address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this
Section 14.

                  In case the Company shall authorize:

                  (a) the issuance of any dividend or other distribution on the Common and/or the Preferred Stock whether in cash, equity, or other securities, evidences of indebtedness or other property; or

                  (b) any action which would require an adjustment of the number of Warrant Shares pursuant to Section 11; or

                  (c)      an initial public offering; or

                  (d) any tender offer or exchange offer by the Company for Common and/or Preferred Stock, or repurchase program, in either case, involving more than 5% of the outstanding Common Stock and/or Preferred Stock, as the case may be; or

                  (e) the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed with the Register Office and shall give to each of the registered holders of the Warrant certificates of the affected class at the address appearing on the Warrant register a written notice delivered by any method provided in Section 15, at least 20 Business Days (or 15 Business Days in any case specified in clause (b) above) prior to the applicable record date hereinafter specified, or, in the case of events for which there is no record date, at least 20 Business Days before the effective date of such event or the commencement of such tender offer or exchange offer or repurchase program; provided that such notice period shall be extended by the number of days that the Warrant Shares cannot be exercised under Section 7. Any written notice provided pursuant to this Section 14 shall state (i) the date as of which the holders of record of the Common Stock and/or the Preferred Stock, as the case may be, are entitled to receive any such rights, options, warrants or distribution are to be determined, (ii) the commencement date of any tender offer, exchange offer or repurchase program for Common Stock and/or the Preferred Stock, as the case may be, or (iii) the date on which any such consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Stock and/or the Preferred Stock, as the case may be, shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 14 or any defect therein shall not affect the legality or validity of any issuance, right, option, warrant, distribution, tender offer, exchange offer, repurchase program, consolidation, merger, conveyance, transfer, reclassification, dissolution, liquidation or winding up or the vote upon any action.

                  Nothing contained in this Agreement or in any of the Warrant certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice of meetings of shareholders or the appointment of managers of the Company or any other matter, or any other rights of shareholders of the Company, including any right to receive dividends.

                  SECTION 15.       Notices

                  Any notice or demand authorized by this Agreement to be given or made by the Company or by the registered holder of any Warrant certificate to the Company shall be sufficiently given or made when deposited in the mail, first class or registered, postage prepaid, addressed, or when sent via facsimile, as follows:

                           PCA International, Inc.
                           Matthews-Mint Hill Road
                           Matthews, NC 28105
                           Attention:       Chief Financial Officer
                           Telecopy:        (704) 847-1548
                           with copies to:

                           Paul, Weiss, Rifkind, Wharton & Garrison
                           1285 Avenue of the Americas
                           New York, NY 10019-6064
                           Telecopy:        (212) 757-3990
                           Attention:       Richard S. Borisoff

                  Any notice pursuant to this Agreement to be given by the Company to the Purchasers shall be sufficiently given when deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is provided in writing by such Purchasers to the Company) to the Purchasers, or when sent via facsimile, as follows:

                           GS Mezzanine Partners II, L.P.
                           GS Mezzanine Partners II Offshore, L.P.
                           c/o Goldman, Sachs & Co.
                           85 Broad Street
                           New York, New York  10004
                           Telecopy:        (212) 902-3000
                           Attention:       Kaca Enquist

                                    with a copy to:

                           Fried, Frank, Harris, Shriver & Jacobson
                           One New York Plaza

                           New York, New York  10004
                           Telecopy:        (212) 859-8586
                           Attention:       F. William Reindel, Esq.

                  SECTION 16.       Supplements and Amendments

                  The Company may from time to time supplement or amend this Agreement without the approval of any holders of Warrant certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant certificates. Any amendment or supplement to this Agreement that has an adverse effect on the interests of holders of Warrant certificates shall require the written consent of registered holders of at least twenty-five percent (25%) of the then outstanding Warrants of such class. The consent of each holder of a Warrant of a class affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares for or into which a Warrant may be exercised or convertible would be decreased (other than in connection with a waiver of any provisions of Section 11).

                  SECTION 17.       Successors

                  All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of their respective successors and assigns hereunder.

                  SECTION 18.       Termination

                  This Agreement shall terminate on the date on which all Warrants have been exercised or lapsed.

                  SECTION 19.       Governing Law

                  THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  SECTION 20.       Benefits of This Agreement

                  Nothing in this Agreement shall be construed to give to any Person other than the Company and the registered holders of Warrant certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company and the registered holders of the Warrant certificates.

                  SECTION 21.       Headings

                  The descriptive headings of the several Sections and paragraphs of this Agreement are inserted for convenience only, do not constitute a part of this Agreement and shall not affect in any way the meanings or interpretation of this Agreement.

                  SECTION 22.       Submission to Jurisdiction

                  If any action, proceeding or litigation shall be brought by the Purchasers, any holder of Warrants or the Company in order to enforce any right or remedy under this Agreement, the parties hereto hereby consent and will submit, and will cause each of its subsidiaries to submit, to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. The parties hereto hereby irrevocably waive any objection, including, but not limited to, any objection to the laying of venue or based on the grounds of forum non conveniens, which they may now or hereafter have to the bringing of any such action, proceeding or litigation in such jurisdiction.

                  SECTION 23.       Waiver of Jury Trial

                  THE PARTIES HERETO HEREBY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE WARRANTS.

                  SECTION 24.       Service of Process

                  Nothing herein shall affect the right of any holder of a Warrant to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Company in any other jurisdiction.

                  SECTION 25.       Counterparts

                  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.

                                  PCA INTERNATIONAL, INC.


                                  By:    /s/ Barry J. Feld
                                         ---------------------------------------
                                         Name: Barry J. Feld
                                         Title: President and CEO

                                  GS MEZZANINE PARTNERS II, L.P.



                                  By:    GS Mezzanine Advisors II, L.L.C.,
                                         its general partner

                                  By:    /s/ Melissa Higgins
                                         ---------------------------------------
                                         Name: Melissa Higgins
                                         Title: Vice President

                                  GS MEZZANINE PARTNERS II OFFSHORE, L.P.



                                  By:    GS Mezzanine Advisors II, L.L.C.,
                                         its general partner

                                  By:    /s/ Melissa Higgins
                                         ---------------------------------------
                                         Name: Melissa Higgins
                                         Title: Vice President

                                                                     EXHIBIT A-1

                       Form of Common Warrant Certificate
                                     [Face]

[Date]

No. ____                                                     ______ Warrants

                           Common Warrant Certificate
                             PCA INTERNATIONAL, INC.

                  This Common Warrant Certificate certifies that _____________, or registered assigns, is the registered holder of __________ Common Warrants to purchase an aggregate of __________ shares of Common Stock, par value $.20 per share (the "Common Stock"), of PCA International, Inc., a North Carolina corporation (the "Company"). Each Common Warrant entitles the holder upon exercise to purchase from the Company at any time after the date hereof and prior to June [__], 2010, a fully paid and nonassessable share of Common Stock (a "Warrant Share") upon surrender of this Common Warrant Certificate and payment in full for such Warrant Share at the Register Office of the Company, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The number of Warrant Shares purchasable upon exercise thereof are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  Unless otherwise set forth herein, all capitalized terms in this Common Warrant Certificate shall have the respective meanings ascribed to them in the Warrant Agreement.

                  No Warrant may be exercised after 5:00 p.m., New York City time, on June 27, 2010, and to the extent not exercised by such time, such Warrants shall become void.

                  Reference is hereby made to the further provisions of this Common Warrant Certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  THIS COMMON WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  IN WITNESS WHEREOF, PCA International, Inc., has caused this Common Warrant Certificate to be signed by its duly authorized officer as of the date first above written.



                                        PCA INTERNATIONAL, INC.





                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                       Form of Common Warrant Certificate
                                    [Reverse]

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND OTHER JURISDICTIONS.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDER AGREEMENT OF PCA INTERNATIONAL, INC. (THE "COMPANY"), DATED JUNE 27, 2002 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

                  The Warrants evidenced by this Common Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Common Stock, par value $.20 per share, of the Company (the "Common Stock"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of June 27, 2002 (the "Warrant Agreement"), between the Company and the other parties thereto, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. All terms not otherwise defined herein shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  Warrants may be exercised at any time after the completion of the filings required by Section 10 of the Warrant Agreement and on or prior to June 27, 2010. The holder of Warrants evidenced by this Common Warrant Certificate may exercise such Warrants by surrendering this Common Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment to the Company of the Exercise Price for each Warrant then exercised, which payment may be made either in cash or by tendering any Note then held by such holder or a portion thereof in the face amount equal to 100% of the portion of the Exercise Price being so paid or by a combination thereof. In lieu of payment of the Exercise Price pursuant to the preceding sentence, the holder of the Warrants may convert the Warrants, in whole or in part and at any time or times, into Common Stock by surrendering to the Company this Common Warrant Certificate with the form of notice of conversion set forth hereon properly completed and executed. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Common Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

                  The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares may, subject to certain conditions, be adjusted. The Company will not be required to issue fractional Warrant Shares on the exchange of Warrants, although it may do so in its sole discretion. If fractional shares are not issued, the Company will pay the cash value of such fractional shares as determined in accordance with the provisions of the Warrant Agreement.

                  Warrant certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Common Warrant Certificate or Common Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentation for registration of transfer of this Warrant certificate at the office of the Company, a new Common Warrant Certificate or Common Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Common Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Common Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                                                                     EXHIBIT A-2

                      Form of Preferred Warrant Certificate
                                     [Face]

[Date]

No. ____                                                   ______ Warrants

                          Preferred Warrant Certificate
                             PCA INTERNATIONAL, INC.

                  This Preferred Warrant Certificate certifies that _____________, or registered assigns, is the registered holder of __________ Preferred Warrants to purchase an aggregate of __________ shares of Series A Convertible Preferred Stock, par value $10 per share (the "Preferred Stock") of PCA International, Inc., a Delaware corporation (the "Company"). Each Preferred Warrant entitles the holder upon exercise to purchase from the Company at any time after the completion of the filings required by Section 10 of the Warrant Agreement and prior to June [__], 2010 a fully paid and nonassessable share of Preferred Stock (a "Warrant Share") upon surrender of this Preferred Warrant Certificate and payment in full for such Warrant Share at the Register Office of Holdings, subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The number of Warrant Shares purchasable upon exercise thereof is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

                  Unless otherwise set forth herein, all capitalized terms in this Preferred Warrant Certificate shall have the respective meanings ascribed to them in the Warrant Agreement.

                  No Warrant may be exercised after 5:00 p.m., New York City time, on June [ ], 2010, and to the extent not exercised by such time, such Warrants shall become void.

                  Reference is hereby made to the further provisions of this Preferred Warrant Certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place.

                  THIS PREFERRED WARRANT CERTIFICATE SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                  IN WITNESS WHEREOF, PCA International, Inc., has caused this Preferred Warrant Certificate to be signed by its duly authorized officer as of the date first above written.



                                        PCA INTERNATIONAL, INC.





                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                      Form of Preferred Warrant Certificate
                                    [Reverse]

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED, SOLD, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE UNITED STATES AND OTHER JURISDICTIONS.

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCKHOLDER AGREEMENT OF PCA INTERNATIONAL, INC. (THE "COMPANY"), DATED JUNE 27, 2002 (AS AMENDED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME), COPIES OF WHICH MAY BE OBTAINED FROM THE COMPANY. NO TRANSFER OF SUCH SECURITIES WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS ACCOMPANIED BY EVIDENCE OF COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT.

                  The Warrants evidenced by this Preferred Warrant Certificate are part of a duly authorized issue of Warrants entitling the holder on exercise to receive shares of Series A Convertible Preferred Stock, par value $10 per share, of the Company (the "Preferred Stock"), and are issued or to be issued pursuant to a Warrant Agreement, dated as of June 27, 2002 (the "Warrant Agreement"), between the Company and the other parties thereto, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. All terms not otherwise defined herein shall have the meanings set forth in the Warrant Agreement. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

                  Warrants may be exercised at any time after the completion of the filings required by Section 10 of the Warrant Agreement and on or prior to June 27, 2010. The holder of Warrants evidenced by this Preferred Warrant Certificate may exercise such Warrants by surrendering this Preferred Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment to the Company of the Exercise Price for each Warrant then exercised, which payment may be made either in cash or by tendering any Note then held by such holder or a portion thereof in the face amount equal to 100% of the portion of the Exercise Price being so paid or by a combination thereof. In lieu of payment of the Exercise Price pursuant to the preceding sentence, the holder of the Warrants may convert the Warrants, in whole or in part and at any time or times, into Preferred Stock by surrendering to the Company this Preferred Warrant Certificate with the form of notice of conversion set forth hereon properly completed and executed. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Preferred Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Preferred Stock issuable upon exercise of this Warrant.

                  The Warrant Agreement provides that upon the occurrence of certain events the number of Warrant Shares may, subject to certain conditions, be adjusted. The Company will not be required to issue fractional Warrant Shares on the exchange of Warrants, although it may do so in its sole discretion. If fractional shares are not issued, the Company will pay the cash value of such fractional shares as determined in accordance with the provisions of the Warrant Agreement.

                  Preferred Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Preferred Warrant Certificate or Preferred Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

                  Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company, a new Preferred Warrant Certificate or Preferred Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Preferred Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

                  The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Preferred Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Preferred Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

                  Anything herein to the contrary notwithstanding, if at any time all of the outstanding shares of Preferred Stock (other than shares issued upon exercise of the Preferred Warrants) have been converted into Common Stock, then (1) the Preferred Warrants shall only be exercisable for the shares of Common Stock underlying the Preferred Stock into which the Preferred Warrants could have been converted as of the date of such conversion, and (2) any Preferred Stock theretofore issued upon exercise of Preferred Warrants shall immediately be converted into Common Stock by the holder thereof.

                                                                     EXHIBIT A-3

                          Form of Election to Purchase
                    (To Be Executed Upon Exercise of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant certificate, to receive ____________ shares of Common Stock and/or ____ shares of Preferred Stock and hereby tenders for payment for such shares to the order of PCA International, Inc.,

                  $____________ of face amount of Note (as defined in the Warrant Agreement),

                  cash in the amount of $____________,

in accordance with the terms hereof.

                  The undersigned requests that a certificate for such shares be registered in the name of __________________________, whose address is _________________________________, and that such shares be delivered to
______________________________, whose address is ________________________.

                  If said number of Warrant Shares is less than all of the shares of Common Stock and Preferred Stock purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of such shares be registered in the name of _________________________, whose address is __________________________, and that such Warrant certificate be delivered to __________________________, whose address is
_____________________________.


                                        __________________________________
                                                (Signature)
Date: _____________________

                                                                     EXHIBIT A-4

                          Form of Notice of Conversion
                   (To Be Executed Upon Conversion of Warrant)

                  The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant certificate, to convert Warrants represented hereby into ________ shares of Common Stock and/or ____ shares of Preferred Stock in accordance with the terms hereof.

                  The undersigned requests that a certificate for such shares be registered in the name of ___________________________, whose address is _________________________________ and that such shares be delivered to
______________________________ whose address is ________________________.

                  If said number of Warrant Shares is less than all of the shares of Common Stock and Preferred Stock purchasable hereunder, the undersigned requests that a new Warrant certificate representing the remaining balance of such shares be registered in the name of _________________________, whose address is __________________________, and that such Warrant certificate be delivered to __________________________, whose address is
_____________________________.


                                        __________________________________
                                                (Signature)
Date: _____________________

                                                                       EXHIBIT B

                                Form of Transfer

                    (To Be Executed Upon Transfer of Warrant)

                  FOR VALUE RECEIVED, the undersigned registered holder of this Warrant certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by this Warrant certificate not being assigned hereby) all of the rights of the undersigned under this Warrant certificate, with respect to the number of Warrants set forth below:

------------------------------ ---------------------------- --------------------------- ----------------------------
Name of Assignee(s)            Address                      Social Security, EIN or     Number of Warrants
                                                            other identifying
                                                            number of assignee(s)
------------------------------ ---------------------------- --------------------------- ----------------------------

and does hereby irrevocably constitute and appoint the Company as the undersigned's attorney to make such transfer on the register maintained by the Company for that purpose, with full power of substitution in the premises.

Date:
----------------------------------------
          (Signature of Owner)


----------------------------------------
            (Street Address)


----------------------------------------
      (City)      (State)  (Zip Code)

                                                                      SCHEDULE A

                           Issuance of Warrant Shares

----------------------------------------------------------------------------------------------------------------------
Name and Address of Purchaser                         Number of Common Warrants        Number of Preferred Warrants
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
GS MEZZANINE PARTNERS II, L.P.                                    40,200                            220
85 Broad Street
New York, New York 10004
Telecopy:  (212) 902-3000
Attention:  Kaca Enquist

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
GS MEZZANINE PARTNERS II OFFSHORE, L.P.                           12,260                             67
c/o GS Mezzanine Partners II, L.P.
85 Broad Street
New York, New York 10004
Telecopy:  (212) 902-3000
Attention:  Kaca Enquist
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
TOTAL:                                                            52,460                            287
----------------------------------------------------------------------------------------------------------------------